Pennsylvania Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	At or for the			At or for the
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			%			%
(in thousands, except per share amounts)	2008	2007	Change	2008	2007	Change

Income Statement Data:
Net interest income	$19,652	$15,190	29%	$57,322	$42,672	34%
Provision for loan losses	1,700	537	217	4,075	1,517	169
Noninterest income	6,365	5,816	9	18,851	16,691	13
Total revenues	26,017	21,006	24	76,173	59,363	28
Noninterest operating expenses	19,361	17,838	9	57,339	51,636	11
Net income	3,433	1,851	85	10,145	4,534	124

Per Common Share Data:
Net income: Basic	$0.54	$0.29	86%	$1.59	$0.72	121%
Net income: Diluted	0.52	0.28	86	1.55	0.69	125

Book Value				$17.74	$17.11	4%

Weighted average shares outstanding:
Basic	6,358	6,259		6,342	6,217
Diluted	6,531	6,469		6,511	6,443

Balance Sheet Data:
Total assets				$2,125,279	$2,015,486	5%
Loans (net)				1,369,149	1,104,322	24
Allowance for loan losses				13,888	10,673	30
Investment securities				551,436	721,041	(24)
Total deposits				1,689,760	1,641,887	3
Core deposits				1,681,250	1,621,390	4
Stockholders' equity				114,070	108,321	5

Capital:
Stockholders' equity to total assets				5.37%	5.37%
Leverage ratio				7.58	7.30
Risk based capital ratios:
Tier 1				9.81	9.87
Total Capital				10.68	10.62

Performance Ratios:
Cost of funds	1.71%	3.16%		1.85%	3.29%
Deposit cost of funds	1.16	2.31		1.26	2.49
Net interest margin	4.00	3.36		4.05	3.20
Return on average assets	0.66	0.38		0.68	0.32
Return on average total stockholders' equity	11.96	6.91		11.98	5.79

Asset Quality:
Net charge-offs to average loans outstanding				0.07%	0.05%
Nonperforming assets to total period-end assets				0.57	0.19
Allowance for loan losses to total period-end loans				1.00	0.96
Allowance for loan losses to nonperforming loans				119	319
Nonperforming assets to capital and reserves				10%	3%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	Quarter ending,

	September 2008			June 2008			September 2007
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$567,050	$6,898	4.87%	$572,632	$7,109	4.97%	$682,415	$9,154	5.37%
Tax-exempt	1,622	25	6.17	1,622	25	6.17	1,620	25	6.17
Total securities	568,672	6,923	4.87	574,254	7,134	4.97	684,035	9,179	5.37
Federal funds sold	0	0	0.00	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	685,816	11,063	6.33	622,055	10,248	6.53	539,964	10,030	7.29
Commercial loans and lines of credit	347,373	5,309	5.98	344,512	5,373	6.17	301,787	6,083	7.89
Consumer	249,658	3,807	6.07	235,819	3,543	6.04	210,156	3,620	6.83
Tax-exempt	87,694	1,442	6.58	72,240	1,227	6.79	48,025	828	6.90
Total loans receivable	1,370,541	21,621	6.21	1,274,626	20,391	6.36	1,099,932	20,561	7.35
Total earning assets	$1,939,213	$28,544	5.82%	$1,848,880	$27,525	5.93%	$1,783,967	$29,740	6.59%

Sources of Funds
Interest-bearing deposits
Regular savings	$355,971	$999	1.12%	$335,255	$889	1.07%	$373,663	$2,266	2.41%
Interest checking and money market	756,066	3,003	1.58	694,178	2,548	1.48	704,352	6,091	3.43
Time deposits	191,451	1,582	3.29	199,025	1,788	3.61	173,084	1,817	4.16
Public funds time	9,158	75	3.26	24,607	223	3.64	18,290	230	4.99
Total interest-bearing deposits	1,312,646	5,659	1.72	1,253,065	5,448	1.75	1,269,389	10,404	3.25
Short-term borrowings	268,202	1,497	2.18	236,957	1,338	2.23	217,130	2,906	5.24
Other borrowed money	50,000	561	4.39	50,000	554	4.38	25,815	289	4.38
Junior subordinated debt	29,400	661	8.99	29,400	661	8.99	29,400	661	8.99
Total interest-bearing liabilities	1,660,248	8,378	2.00	1,569,422	8,001	2.04	1,541,734	14,260	3.66
Noninterest-bearing funds (net)	278,965			279,458			242,233
Total sources to fund earning assets	$1,939,213	$8,378	1.71%	$1,848,880	$8,001	1.73%	$1,783,967	$14,260	3.16%
Net interest income and margin
on a tax-equivalent basis		$20,166	4.11%		$19,524	4.20%		$15,480	3.43%
Tax-exempt adjustment		514			437			290
Net interest income and margin		$19,652	4.00%		$19,087	4.10%		$15,190	3.36%

Other Balances:
Cash and due from banks	$45,820			$43,842			$55,115
Other assets	78,488			83,137			90,536
Total assets	2,063,521			1,975,859			1,929,618
Demand deposits (noninterest-bearing)	277,592			283,693			274,089
Other liabilities	11,528			10,577			7,591
Stockholders' equity	114,153			112,167			106,204

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	Year-to-date,

	September 2008			September 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$585,259	$21,934	5.00%	$691,202	$27,641	5.33%
Tax-exempt	1,622	75	6.17	1,620	74	6.09
Total securities	586,881	22,009	5.00	692,822	27,715	5.33
Federal funds sold	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	629,356	31,304	6.55	516,237	28,199	7.22
Commercial loans and lines of credit	341,479	16,546	6.37	305,285	18,419	7.96
Consumer	237,500	11,067	6.22	201,906	10,277	6.81
Tax-exempt	72,282	3,654	6.74	44,894	2,299	6.83
Total loans receivable	1,280,617	62,571	6.45	1,068,322	59,194	7.33
Total earning assets	$1,867,498	$84,580	5.99%	$1,761,144	$86,909	6.55%

Sources of Funds
Interest-bearing deposits
Regular savings	$347,100	$3,088	1.19%	$375,575	$7,121	2.53%
Interest checking and money market	719,092	8,911	1.66	693,072	19,081	3.68
Time deposits	185,587	5,020	3.61	188,093	5,942	4.22
Public funds time	18,859	535	3.79	18,575	685	4.93
Total interest-bearing deposits	1,270,638	17,554	1.85	1,275,315	32,829	3.44
Short-term borrowings	245,386	4,746	2.54	207,157	8,329	5.30
Other borrowed money	50,000	1,669	4.39	8,700	289	4.38
Junior subordinated debt	29,400	1,984	9.00	29,400	1,983	8.99
Total interest-bearing liabilities	1,595,424	25,953	2.16	1,520,572	43,430	3.81
Noninterest-bearing funds (net)	272,074			240,572
Total sources to fund earning assets	$1,867,498	$25,953	1.85%	$1,761,144	$43,430	3.29%
Net interest income and margin
on a tax-equivalent basis		$58,627	4.14%		$43,479	3.26%
Tax-exempt adjustment		1,305			807
Net interest income and margin		$57,322	4.05%		$42,672	3.20%

Other Balances:
Cash and due from banks	$45,526			$51,803
Other assets	83,831			90,364
Total assets	1,996,855			1,903,311
Demand deposits (noninterest-bearing)	277,212			270,346
Other liabilities	11,051			7,736
Stockholders' equity	113,168			104,657

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	9/30/2008	9/30/2007	Year-ended	9/30/2008	9/30/2007
(dollar amounts in thousands)	Three Months Ended		12/31/2007	Nine Months Ended

Balance at beginning of period	$12,210	$10,358	$9,685	$10,742	$9,685
Provisions charged to operating expense	1,700	537	1,762	4,075	1,517
	13,910	10,895	11,447	14,817	11,202

Recoveries on loans charged-off:
Commercial	1	2	11	132	4
Consumer	1	9	53	24	23
Real estate	0	0	8	0	8
Total recoveries	2	11	72	156	35

Loans charged-off:
Commercial	0	(207)	(634)	(884)	(469)
Consumer	(24)	(2)	(69)	(132)	(69)
Real estate	0	(24)	(74)	(69)	(26)

Total charged-off	(24)	(233)	(777)	(1,085)	(564)

Net charge-offs	(22)	(222)	(705)	(929)	(529)

Balance at end of period	$13,888	$10,673	$10,742	$13,888	$10,673

Net charge-offs as a percentage of
average loans outstanding	0.00%	0.02%	0.07%	0.07%	0.05%

Allowance for loan losses as a percentage of
period-end loans	1.00%	0.96%	0.93%	1.00%	0.96%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Nonperforming Loans and Assets
(unaudited)

The following table presents information regarding nonperforming loans and assets as of September 30, 2008 and for the preceding four quarters
(dollar amounts in thousands).

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Nonaccrual loans:
Commercial	$7,083	$2,577	$1,158	$534	$997
Consumer	164	125	120	57	57
Real Estate:
Construction	731	735	284	385	529
Real Estate	3,657	3,433	2,183	1,959	1,767
Total nonaccrual loans	11,635	6,870	3,745	2,935	3,350
Loans past due 90 days or more
and still accruing	33	6,036	15	0	0
Renegotiated loans	0	0	0	0	0
Total nonperforming loans	11,668	12,906	3,760	2,935	3,350

Foreclosed real estate	535	421	588	489	390

Total nonperforming assets	$12,203	$13,327	$4,348	$3,424	$3,740

Nonperforming loans to total loans	0.84%	0.98%	0.31%	0.25%	0.30%

Nonperforming assets to total assets	0.57%	0.65%	0.22%	0.17%	0.19%

Nonperforming loan coverage	119%	95%	309%	366%	319%

Allowance for loan losses as a percentage
of total period-end loans	1.00%	0.93%	0.96%	0.93%	0.96%

Nonperforming assets / capital plus allowance for loan losses	10%	11%	4%	3%	3%